                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 4, 2000




                               TMP WORLDWIDE INC.
               (Exact Name of Registrant as Specified in Charter)




      DELAWARE                         0-21571                    13-3906555
----------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)               File Number            Identification No.)



1633 BROADWAY, NEW YORK, NEW YORK                                          10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code:  212-977-4200

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 21, 1999, pursuant to the terms of the Amended and Restated Purchase Agreement dated as of October 20, 1999, by and among TMP Worldwide Inc. ("TMP" or "the Company"), Highland Search Group L.L.C. ("Highland") and the owners of Highland (collectively, the "Owners"), TMP completed its acquisition from the Owners of all the membership interests of Highland for an aggregate of 699,333 shares of TMP's common stock, $.001 par value per share (the "TMP Common Stock") (the "Transaction"). Highland is engaged in the executive search business. As a result of the Transaction, TMP holds 100% of the membership interests in Highland, and the Owners became stockholders of TMP. The merger has been accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The historical financial information of Highland as of and for the year ended December 31, 1998 and as of September 30, 1999 and 1998 and the nine months ended September 30, 1999 and 1998 is set forth in (c) below.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Set forth below are the unaudited Pro Forma Condensed Combined Balance Sheet of TMP Worldwide Inc. as of September 30, 1999, and the unaudited Pro Forma Condensed Combined Statements of Operations of TMP Worldwide Inc. for the nine months ended September 30, 1999 and 1998 and the year ended December 31, 1998, respectively.

        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Combined Financial Information reflects financial information which gives effect to the Company's acquisition of all of the outstanding stock of Highland in exchange for the issuance of 699,333 shares of TMP's Common Stock. The Pro Forma Condensed Combined Financial Information included herein reflects the use of the pooling of interests method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. Such financial information has been prepared from, and should be read in conjunction with, the supplemental consolidated financial statements and notes thereto of TMP included in TMP's Current Report on Form 8-K dated September 30, 1999 with respect to the information for the year ended December 31, 1998, TMP's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, with respect to the information as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998, and the Highland historical financial statements and notes thereto attached hereto as exhibits.

The Pro Forma Condensed Combined Balance Sheet gives effect to the transaction as if it had occurred on September 30, 1999, combining the balance sheet of TMP as of September 30, 1999 with that of Highland as of September 30, 1999. The Pro Forma Condensed Combined Statements of Operations give effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of TMP for the nine months ended September 30, 1999 and September 30, 1998 with those of Highland for the nine months ended September 30, 1999 and September 30, 1998, and combining the results of TMP for the year ended December 31, 1998 with those of Highland for the year ended December 31, 1998.

The Pro Forma Condensed Combined Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above Transaction had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

                             TMP WORLDWIDE INC.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET

                             SEPTEMBER 30, 1999

                               (in thousands)
                                 (unaudited)


                                                                      TMP           Highland Search                   Pro Forma
                                                                 Worldwide Inc.      Group L.L.C.    Adjustments      Combined
                                                                 --------------     ---------------  -----------      ---------
ASSETS
Current assets:
  Cash and cash equivalents.................................        $ 59,565             $ 8,222       $               $ 67,787
  Accounts receivable, net..................................         414,182               2,768                        416,950
  Work-in-process...........................................          19,593                  --                         19,593
  Prepaid and other.........................................          24,940                 505                         25,445
                                                                    --------             -------       --------        --------
     Total current assets...................................         518,280              11,495                        529,775
Property and equipment, net.................................          61,876                 641                         62,517
Deferred income taxes.......................................          15,817                  --          2,614(a)       18,431
Intangibles, net............................................         257,807                  --                        257,807
Other assets................................................          17,139                 326                         17,465
                                                                    --------             -------       --------        --------
                                                                    $870,919             $12,462       $  2,614        $885,995
                                                                    --------             -------       --------        --------
                                                                    --------             -------       --------        --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................        $302,005             $    18       $               $302,023
  Accrued expenses and other liabilities....................         112,544              10,410                        122,954
  Accrued restructuring costs...............................          25,041                  --                         25,041
  Deferred revenue..........................................          47,016                  --                         47,016
  Deferred income taxes.....................................              --                 133           (133)(a)          --
  Current portion of long-term debt.........................           8,805                  93                          8,898
                                                                    --------             -------       --------        --------
     Total current liabilities..............................         495,411              10,654           (133)(a)     505,932
Long-term debt, less current portion........................         100,900                 298                        101,198
Other liabilities...........................................          16,328                 176                         16,504

Stockholders' equity:
  Common stock..............................................              37                  --                             37
  Class B common stock......................................               2                  --                              2
  Additional paid-in capital................................         300,400                  --                        300,400
  Other comprehensive income (loss).........................          (4,339)                  8                         (4,331)
  Retained earnings (deficit)...............................         (37,820)              1,326          2,747(a)      (33,747)
                                                                    --------             -------       --------        --------
     Total stockholders' equity.............................         258,280               1,334          2,747         262,361
                                                                    --------             -------       --------        --------
                                                                    $870,919             $12,462       $  2,614        $885,995
                                                                    --------             -------       --------        --------
                                                                    --------             -------       --------        --------

(a) Adjustment to record the tax benefit of temporary differences of Highland which were not previously subject to tax because Highland was a limited liability company.

                            TMP WORLDWIDE INC.

            PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                  (in thousands, except per share amounts)
                              (unaudited)



                                              TMP          Highland Search                  Pro Forma
                                         Worldwide Inc.     Group L.L.C.     Adjustments    Combined
                                         --------------   ---------------   ------------    ---------
Revenue:
  Commissions and fees...................   $539,546           $19,758       $     --        $559,304
                                            --------           -------       --------        --------
Operating expenses:
  Salaries and related costs.............    318,471             8,658          2,363(a)      329,492
  Office and general.....................    163,012             8,249             --         171,261
  Amortization of intangibles............      8,564                --             --           8,564
  Restructuring charges..................      2,789                --             --           2,789
  Merger and integration costs...........     46,262                --             --          46,262
                                            --------           -------       --------        --------
    Total operating expenses.............    539,098            16,907          2,363         558,368
                                            --------           -------       --------        --------
Operating income.........................        448             2,851         (2,363)            936
Interest income (expense), net...........     (6,308)               40             --          (6,268)
Other expense, net.......................       (785)               (2)            --            (787)
                                            --------           -------       --------        --------
Income (loss) before provision for
  income taxes, minority interests and
  equity in losses of affiliates.........     (6,645)            2,889         (2,363)         (6,119)
Provision for income taxes...............        751               264            (54)(b)         961
Minority interests.......................        107                --             --             107
Equity in losses of affiliates...........       (300)               --             --            (300)
                                            --------           -------       --------        --------
Net income (loss) applicable to common
  and Class B common stockholders........   $ (7,803)          $ 2,625       $ (2,309)       $ (7,487)
                                            --------           -------       --------        --------
                                            --------           -------       --------        --------
Net loss per common and Class B
  common share:
    Basic................................   $  (0.20)                                        $   (.19)(c)
    Diluted..............................   $  (0.20)                                        $   (.19)(c)
Weighted average shares outstanding:
    Basic................................     38,852                                           39,551 (c)
    Diluted..............................     38,852                                           39,551 (c)

-------------------------

(a) Adjustment to reflect compensation for key officers' new employment agreements with TMP in excess of amounts expensed as employees of Highland.
(b) Includes tax benefit of $945 on the salary adjustment and additional Federal and State taxes of $891 on income of Highland which was not subject to such taxes because it was a limited liability company.
(c) Gives effect to the additional shares that have been issued in connection with the Transaction.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                    (in thousands, except per share amounts)
                                  (unaudited)

                                                              TMP         Highland Search                  Pro Forma
                                                        Worldwide Inc.     Group L.L.C.     Adjustments    Combined
                                                        ---------------   ---------------   -----------    ----------
Revenue:
  Commissions and fees................................      $479,903          $14,517       $     --        $494,420
                                                            --------          -------       --------        --------
Operating expenses:
  Salaries and related costs..........................       281,884            5,719          2,363(a)      289,966
  Office and general..................................       132,888            1,926             --         134,814
  Amortization of intangibles.........................         7,394               --             --           7,394
  Special compensation and CEO bonus..................         1,125               --             --           1,125
  Merger and integration costs........................         9,577               --             --           9,577
                                                            --------          -------       --------        --------
    Total operating expenses..........................       432,868            7,645          2,363         442,876
                                                            --------          -------       --------        --------
Operating income......................................        47,035            6,872         (2,363)         51,544
Interest income (expense), net........................        (7,110)              76             --          (7,034)
Other expense, net....................................          (932)              (4)            --            (936)
                                                            --------          -------       --------        --------
Income before provision for income taxes, minority
  interests and equity in losses of affiliates........        38,993            6,944         (2,363)         43,574
Provision for income taxes............................        16,313              240          1,592(b)       18,145
Minority interests....................................           (18)              --             --             (18)
Equity in losses of affiliates........................          (297)              --             --            (297)
                                                            --------          -------       --------        --------
Net income applicable to common and
   Class B common stockholder.........................      $ 22,401          $ 6,704       $ (3,955)       $ 25,150
                                                            --------          -------       --------        --------
                                                            --------          -------       --------        --------
Net income per common and Class B common share:
  Basic...............................................      $   0.59                                        $    .65 (c)
  Diluted.............................................      $   0.57                                        $    .63 (c)
Weighted average shares outstanding:
  Basic...............................................        37,938                                          38,637 (c)
  Diluted.............................................        39,043                                          39,742 (c)

------------------------

(a) Adjustment to reflect compensation for key officers' new employment agreements with TMP in excess of amounts expensed as employees of Highland.
(b) Includes tax benefit of $945 on the salary adjustment and additional Federal and State taxes of $2,537 on income of Highland which was not subject to such taxes because it was a limited liability company.
(c) Gives effect to the additional shares that have been issued in connection with the Transaction.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       FOR YEAR ENDED DECEMBER 31, 1998

                    (in thousands, except per share amounts)
                                  (unaudited)


                                                              TMP         Highland Search                   Pro Forma
                                                        Worldwide Inc.     Group L.L.C.     Adjustments     Combined
                                                        ---------------   ---------------   ----------      ---------
Revenue:
  Commissions and fees................................      $637,516          $16,939       $     --         $654,455
                                                            --------          -------       --------         --------
Operating expenses:
  Salaries and related costs..........................       374,908            7,137          3,150(a)       385,195
  Office and general..................................       185,277            2,941             --          188,218
  Amortization of intangibles.........................        10,185               --             --           10,185
  Special compensation and CEO bonus..................         1,250               --             --            1,250
  Restructuring charge................................         3,543               --             --            3,543
  Merger and integration costs........................        22,412               --             --           22,412
                                                            --------          -------       --------         --------
    Total operating expenses..........................       597,575           10,078          3,150          610,803
                                                            --------          -------       --------         --------
Operating income......................................        39,941            6,861         (3,150)          43,652
Interest income (expense), net........................        (9,903)              76             --           (9,827)
Other expense, net....................................        (1,790)              --             --           (1,790)
                                                            --------          -------       --------         --------
Income before provision for income taxes, minority
  interests and equity in losses of affiliates........        28,248            6,937         (3,150)          32,035
Provision for income taxes............................        13,899              320          1,195(b)        15,414
Minority interests....................................            28               --             --               28
Equity in losses of affiliates........................          (396)              --             --             (396)
                                                            --------          -------       --------         --------
Net income applicable to common and Class B
  common stockholders.................................      $ 13,925          $ 6,617       $ (4,345)        $ 16,197
                                                            --------          -------       --------         --------
                                                            --------          -------       --------         --------
Net income per common and Class B common share:
  Basic...............................................      $   0.37                                         $    .42 (c)
  Diluted.............................................      $   0.36                                         $    .41 (c)
Weighted average shares outstanding:
  Basic...............................................        37,977                                           38,676 (c)
  Diluted.............................................        38,880                                           39,579 (c)

------------------------

(a) Adjustment to reflect compensation for key officers' new employment agreements with TMP in excess of amounts expensed as employees of Highland.
(b) Includes tax benefit of $1,260 on the salary adjustment and additional Federal and State taxes of $2,455 on income of Highland which was not subject to such taxes because it was a limited liability company.
(c) Gives effect to the additional shares that have been issued in connection with the Transaction.

    (c)     EXHIBITS.

    (99.1) Audited historical financial statements of Highland as of and for the year ended December 31, 1998.

    (99.2) Unaudited historical financial statements of Highland as of September 30, 1999 and 1998 and for the nine months ended September 30, 1999 and 1998.

    (99.3)  Consent of BDO Seidman, LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TMP WORLDWIDE INC.

                                        By:  /s/ Myron F. Olesnyckyj
                                             ----------------------------------
                                             Myron F. Olesnyckyj
                                             Vice President and General Counsel

Dated: January 4, 2000